Exhibit 10.5

VWR International, Inc. Directors Compensation Policy

•                                          Compensation Generally.  For each full calendar year of participation on the Board of Directors (the “Board”) of VWR International, Inc., an Eligible Director will receive (i) Seventy Thousand Dollars ($70,000) per year (“Base Compensation”), payable quarterly in arrears half in cash and half in shares of Common Stock of CDRV Investors, Inc., the indirect parent of VWR International, (as such terms are defined the CDRV Investors, Inc. Stock Incentive Plan (the “Plan”)), (ii) Fifteen Thousand Dollars ($15,000) per year, payable in cash annually in arrears, for service as the chairperson of the Audit Committee of the Board, and (iii) Ten Thousand Dollars ($10,000) per year, payable in cash annually in arrears, for service as the chairperson of any other committee established by the Board, including but not limited to the Compensation Committee, the Executive Committee, and the Nominating and Governance Committee.   Any cash payable to an Eligible Director hereunder shall be paid as soon as reasonably practicable after the close of the applicable period.  All shares of Common Stock shall be subject to the terms and conditions of this Policy and the Plan (including, without limitation, Article VII thereof) and, in the event of a conflict between any term of this Policy and the terms of the Plan, the terms of this Policy shall control.

•                                          Definition of Eligible Director.  For purposes of this Policy, an “Eligible Director” shall mean a director of the Company (i) who is neither an officer nor an employee of the Company, (ii) if a consulting agreement with Clayton Dubilier & Rice, Inc. (“CD&R”) or one of its affiliates is then in effect, who is not an employee of CD&R, and (iii) in each case, who is not serving as a director of the Company at the request of his or her employer.

•                                          Partial Year Service.  In the event that an Eligible Director’s service to the Board or any committee commences or terminates after the beginning of a calendar year, such Eligible Director will only be entitled to receive a pro rata portion of his or her annual compensation under this Policy.

•                                          Deferral Elections.  An Eligible Director may elect to defer receipt of a percentage in excess of 50% up to a maximum of 100% of any Base Compensation payable in respect of such Eligible Director’s future services (a “Deferral Election”) and, in lieu thereof, receive additional shares represented by Common Shares that shall be subject to the terms and conditions of this Policy and the Plan.

•                                          Timing of Deferral Elections.  A Deferral Election may be made (i) on or before December 31 of any calendar year in respect of the calendar year following the year in which such election is made, and (ii) for any Eligible Director who becomes a director after the beginning of a calendar year, within 30 days following an Eligible Director’s election as a director with respect to Base Compensation to be earned in any calendar quarter within the calendar year in which such Eligible Director becomes a director and subsequent to the calendar quarter in which such Eligible Director becomes a director.

•                                          Form and Duration of Deferral Election.  A Deferral Election shall be made by written notice delivered to the Company.  Such Deferral Election shall continue in effect unless and until the Eligible Director revokes or modifies such Deferral Election by written notice delivered to the Company.  Any such revocation or modification of a Deferral Election shall become effective as of the end of the calendar year in which such notice is given and only with respect to any compensation to be payable to such Eligible Director in respect of such Director’s services in subsequent calendar years; provided that no Deferral Election and no revocation or modification of a Deferral Election shall be effective if it is delivered within six months of any prior Deferral Election or revocation or modification of a Deferral Election.  Common Shares credited to the Eligible Director’s Stock Account (as defined below) prior to the effective date of any such revocation or modification of a Deferral Election shall not be affected by such revocation or modification and shall be distributed only in accordance with the otherwise applicable terms of this Policy or the Plan.  An Eligible Director who has revoked a Deferral Election may deliver to the Company a new Deferral Election to defer Base Compensation no sooner than in the calendar year following the year in which such new Deferral Election is delivered.  The Company reserves the right to change the ability of Eligible Directors to revoke or modify their Deferral Elections.

•                                          Stock Accounts.  Any shares of Common Stock received by an Eligible Director under the terms of this Policy (including any Base Compensation deferred pursuant to a Deferral Election) shall be credited, in whole or in part, to a memorandum account (the “Stock Account”) established to record the number of shares of Common Stock (as defined in the Plan) payable to an Eligible Director under this Policy.  The number of shares of Common Stock credited to an Eligible Director’s Stock Account as of the close of each calendar quarter shall, as determined by the Board or the Nominating and Governance Committee, be equal to the quotient of (x) the amount of Base Compensation so deferred as of the end of such quarter divided by (y) the Fair Market Value (as such term is defined in the Plan) of one share of Common Stock as of the end of such quarter.  Each Eligible Director shall receive from the Company on an annual basis (or more frequently as may be determined by the Board or the Nominating and Governance Committee), an accounting of such Eligible Director’s Stock Account.  An Eligible Director shall be fully vested in his or her Common Stock and Stock Account at all times.

•                                          Dividends/Distributions; Other Adjustments.  Whenever a dividend other than a dividend payable in the Company’s capital stock is declared with respect to the Common Stock, the number of shares of Common Stock in the Eligible Director’s Stock Account shall be increased by the number of shares of Common Stock, as determined on the related dividend record date, equal to the quotient of (x) the product of (A) the number of shares of Common Stock in the Eligible Director’s Stock Account and (B) the amount of any cash dividend declared by the Company on a share of Common Stock (or, in the case of any dividend distributable in property other than the Company’s capital stock, the per share value of such dividend, as determined by the Company for purposes of income tax reporting), divided by (y) the Fair Market Value.  In the case of any dividend declared on the Common Stock which is payable in the Company’s capital stock, the Eligible Director’s Stock Account shall be increased by the number of shares of Common Stock, as determined on the related dividend payment date, equal to the product of (i) the number of shares of Common Stock previously credited to the Eligible Director’s Stock Account and (ii) the number of shares of the Company’s capital stock (including any fraction thereof) distributable as a dividend on one share of Common Stock.  In the event of any change in the number or kind of outstanding shares by reason of any recapitalization, reorganization, merger, consolidation, stock split or any similar change affecting the shares, other than a stock dividend as provided above, the Board or the Nominating and Governance Committee shall make an appropriate adjustment in the number of shares of Common Stock credited to the Eligible Director’s Stock Account.  Fractional Units shall be credited, but shall be rounded to the nearest whole share, with amounts equal to or greater than 0.5 rounded up and amounts less than 0.5 rounded down.

•                                          Distribution from Stock Account Upon Termination of Service as a Director.  Distributions from an Eligible Director’s Stock Account shall occur on or as soon as reasonably practicable after the six-month anniversary of the date on which the Eligible Director ceases to be a director of the Company.  Distributions from such Stock Account shall be made in one lump-sum payment in the form of the greatest number of whole shares of Common Stock having a Fair Market Value at such time equal to or less than the aggregate value of the Common Stock to be distributed at such time (with any fractional interest payable in cash).  Unless and until the Company issues a certificate or certificates to an Eligible Director representing shares of Common Stock in respect of his or her Common Stock, the Common Stock (or the Stock Account) may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.  Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Common Stock (or his or her Stock Account) or any interest therein or any rights relating thereto without complying with the provisions of the Policy or the Plan shall be void and of no effect.

•                                          Termination for Cause.  In the event that an Eligible Director’s service as a director of the Company is terminated for Cause (as such term is defined in the Plan), all Common Stock credited to such Eligible Director shall terminate and be canceled immediately upon such termination of service.